UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 22, 2019

                             LONE STAR GOLD, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)

                                    Nevada
                         ----------------------------
                (State or Other Jurisdiction of Incorporation)


                000-54509                            45-2578051
        -----------------------           ---------------------------------
        (Commission File Number)          (IRS Employer Identification No.)

 202311 Chartwell Ctr. Dr. Ste. 1469,Cornelius, NC          28031
---------------------------------------------------       ----------
    (Address of Principal Executive Offices)              (Zip Code)

                                 1-800-947-9197
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:


         Title of         Trading              Name of each exchange
        each class        Symbol(s)             on which registered
       -----------        --------             --------------------
           None             N/A                         N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01   Entry into a Material Definitive Agreement.

     On July 22, 2019 the Company purchased shares of its Class A Preferred Stock from the following persons:

                                Class A
      Name                   Preferred Shares   Consideration

      William Alessi         12,000,000         $200,000 (1)
      Chris Chumas            6,000,000         $100,000 (1)

(1) Payment for the preferred shares was in the form of a Note. The Note bears interest at 8% per year, is due and payable on December 31, 2019 and is unsecured.

     On July 22, 2019 S. Mark Spoone converted his 12,000,000 shares of the Company's Class A Preferred Stock into 450,000 shares of the Company's common stock.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

      See Item 1.01 of this report.

Item 3.02   Unregistered Sale of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with sale of the securities described in
Section 1.01 of this report. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of these securities.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LONE STAR GOLD, INC.


Dated:  July 25, 2019                By: /s/ William Alessi
                                         -------------------------------
                                         William Alessi
                                         Chief Executive Officer